UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
 of the Securities Exchange Act of 1934
April 25, 2017
 Date of Report (Date of earliest event reported)
KONARED CORPORATION
 (Exact name of small business issuer as specified in its charter)
Nevada	000-55208	99-0366971
(State or other jurisdiction of	(Commission	(IRS Employer Identification
incorporation or	File Number)	Number)
organization)
1101 Via Callejon #200, San Clemente, CA 92673-4230
 (Address of principal executive offices) (Zip Code)
Phone: (808) 212-1553
 (Registrant's telephone number)
N/A
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 25, 2017, KonaRed Corporation (the "Company") provided a financial results update conference call for investors. This call included an overview of financial results in 2016 and quarter one 2017, as well as the Company's outlook for the remainder of 2017.

A replay of the call will be available for 14 days starting on April 25, 2017 at approximately 7pm (EDT). To access the replay, please dial 1-877-481-4010 in the U.S. and Canada and 1-919-882-2331 for international callers. The conference ID# is 10348.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release April 21, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KONARED CORPORATION
/s/ Shaun Roberts
Shaun Roberts
President and CEO
 April 25, 2017